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                               EXHIBIT NO. 10(A)
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                               AMENDMENT NO. 1 TO

                          THE PROGRESSIVE CORPORATION

                             1994 GAINSHARING PLAN
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                                AMENDMENT NO. 1
                                       TO
                          THE PROGRESSIVE CORPORATION
                             1994 GAINSHARING PLAN


1. The following sentence is hereby added at the end of Paragraph 4 of The Progressive Corporation 1994 Gainsharing Plan:

        "For purposes of the Plan, Paid Earnings shall not include any short-term or long-term disability payments made to the participant."

2. This Amendment No. 1 is effective for the 1994 Plan year and for each Plan year thereafter.